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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael W. Wright, David L. Boehnen and John P. Breedlove, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities (including the undersigned's capacity as a director and/or officer of SUPERVALU INC. ("SUPERVALU")), to sign a Registration Statement on Form S-3 of SUPERVALU to be filed under the Securities Act of 1933, as amended, for the registration of the resale of 606,003 shares of Common Stock of SUPERVALU by the selling shareholders named therein, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of January, 2000, by the following persons:

         Name                                  Title
         ----                                  -----


/s/ Michael W. Wright               Chairman of the Board, President,
------------------------------      Chief Executive Officer and Director
Michael W. Wright                   (Principal Executive Officer)


/s/ Pamela K. Knous                 Executive Vice President and
------------------------------      Chief Financial Officer
Pamela K. Knous                     (Principal Financial and Accounting Officer)


/s/ Lawrence A. Del Santo           Director
------------------------------
Lawrence A. Del Santo


/s/ Susan E. Engel                  Director
------------------------------
Susan E. Engel


/s/ Edwin C. Gage                   Director
------------------------------
Edwin C. Gage


/s/ William A. Hodder               Director
------------------------------
William A. Hodder


/s/ Garnett L. Keith, Jr.           Director
------------------------------
Garnett L. Keith, Jr.


/s/ Richard L. Knowlton             Director
------------------------------
Richard L. Knowlton


/s/ Charles M. Lillis               Director
------------------------------
Charles M. Lillis


/s/ Harriet Perlmutter              Director
------------------------------
Harriet Perlmutter


/s/ Steven S. Rogers                Director
------------------------------
Steven S. Rogers


/s/ Carole F. St. Mark              Director
------------------------------
Carole F. St. Mark